UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 23, 2023

CONCENTRIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39494	27-1605762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

39899 Balentine Drive, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

(800) 747-0583
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CNXC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On March 23, 2023, Concentrix Corporation (the “Company” or “Concentrix”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) for which the Company’s Board of Directors solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.
At the Annual Meeting, the Company’s stockholders (1) elected eight directors to serve on the Company’s Board of Directors, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023, and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers.
Set forth below are the final voting results for these proposals, each of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 9, 2023:
1.The election of eight directors to serve on the Company’s Board of Directors for terms expiring at the Company’s 2023 Annual Meeting of Stockholders.

Nominee	For	Withhold	Broker Non-Votes
Christopher Caldwell	45,327,832	295,765	1,625,946
Teh-Chien Chou	44,089,289	1,534,308	1,625,946
LaVerne Council	45,094,575	529,022	1,625,946
Jennifer Deason	43,748,415	1,875,182	1,625,946
Kathryn Hayley	44,598,087	1,025,510	1,625,946
Kathryn Marinello	45,218,433	405,164	1,625,946
Dennis Polk	43,527,699	2,095,898	1,625,946
Ann Vezina	44,966,300	657,297	1,625,946

2.The ratification of the appointment of KPMG LLP as the Company’s independent registered accounting firm for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
47,125,469	35,863	88,211	—

3.The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
39,467,699	6,109,335	46,563	1,625,946

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2023	CONCENTRIX CORPORATION

	By:	/s/ Jane C. Fogarty
Jane C. Fogarty Executive Vice President, Legal